Net Investment in Direct Finance Leases and Sales-Type Leases (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Financing Receivable, Recorded Investment, Past Due [Line Items]
1-30 days past due	$ 15,539
31-60 days past due	15,230
61-90 days past due	19,228
Greater than 90 days past due	5,926
Total past due	55,923
Current	270,350
Total future minimum lease payments receivable	$ 326,273	$ 252,616